UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2018

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200
Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484)  324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter)  or Rule 12b‑2  of the Securities Exchange Act of 1934 (§240.12b‑2  of this chapter).

Emerging growth company ☑

If an emerging growth company,  indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Explanatory Note

On December 3, 2018, Aclaris Therapeutics, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition of the worldwide rights to RHOFADE (oxymetazoline hydrochloride) cream, 1%, which includes an exclusive license to certain intellectual property for RHOFADE cream, as well as additional intellectual property. This Form 8-K/A amends the Initial 8-K to include the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited special purpose financial information for the RHOFADE product comprised of the special purpose statement of assets acquired and liabilities assumed as of December 31, 2017, the special purpose statement of revenues and direct expenses for the year ended December 31, 2017, and the related notes, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited special purpose financial information for the RHOFADE product comprised of the special purpose statement of assets acquired and liabilities assumed as of September 30, 2018 and December 31, 2017, the special purpose statement of revenues and direct expenses for the nine months ended September 30, 2018 and 2017, and the related notes, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company comprised of the pro forma condensed combined balance sheet as of September 30, 2018, the pro forma condensed combined statement of operations for the nine months ended September 30, 2018, the pro forma condensed combined statement of operations for the year ended December 31, 2017, and the related notes, is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Audited Special Purpose Financial Information for the RHOFADE Product.
99.2	Unaudited Special Purpose Financial Information for the RHOFADE Product.
99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Frank Ruffo
Date: January 18, 2019		Frank Ruffo Chief Financial Officer